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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934



               Date of Report (Date of earliest event reported):

                                  July 6, 1998

                          INTERFOODS OF AMERICA, INC.
            (Exact name of registrant as specified in this charter)


           NEVADA                      000-21093              59-3356011
(State of other jurisdiction          (Commission           (IRS Employer
of incorporation                      File Number)          Identification No.)



         9400 SOUTH DADELAND BOULEVARD, SUITE 720, MIAMI, FLORIDA 33156
             (Address and Zip Code of Principal Executive Offices)

                   Issuer's Telephone Number: (305) 670-0746


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ITEM 1. CHANGES IN CONTROL OF REGISTRANT.

     Not Applicable

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

     On July 6, 1998, the Registrant, pursuant to an Asset Purchase Agreement, purchased five Popeyes Chicken Franchises from TSW Foods, Inc., including the real estate upon which two of the franchises are located. Neither TSW Foods, Inc. or its principals are affiliated with the Registrant. All five francises are located in the Pensacola, Florida area. Of the $1,750,000 total purchase price, $1,650,000 was paid in cash and the remainder was paid by the Company through the issuance of 133,333 shares of the Company's restricted common stock. Thereafter, the Registrant sold the two parcels of real estate in a sale lease back transaction with Franchise Finance Corporation of America.

ITEM 3. BANKRUPTCY OR RECEIVERSHIP.

     Not Applicable.

ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

     Not Applicable.

ITEM 5. OTHER EVENTS.



ITEM 6. RESIGNATION OF REGISTRANT'S DIRECTORS.

     Not Applicable.

ITEM 7. FINANCIAL STATEMENT AND EXHIBITS.

     (a) EXHIBITS

          Audited financial statements for TWS Foods, Inc. will be filed upon their completion.

ITEM 8. CHANGE IN FISCAL YEAR

     Not Applicable.


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                                   SIGNATURES
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     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                          INTERFOODS OF AMERICA, INC.
                                  (Registrant)

                  By: /s/ ROBERT S. BERG
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                     Robert Berg, Chief Executive Officer


Dated: July 15, 1998.



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